UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
[X] Definitive Information Statement

                            Capitol First Corporation

                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11.

1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No:

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         3) Filing Party:

            --------------------------------------------------------------------

         4) Date Filed:

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


                            CAPITOL FIRST CORPORATION
                        7100 Camino Real Blvd., Suite 402
                            Boca Raton, Florida 33433
                             ----------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                             TO BE HELD MAY 4, 2004


To Our Stockholders:

         The Annual Meeting of Stockholders of Capitol First Corporation (the "Company") will be held Tuesday, May 4, 2004, at 10:00 a.m. Eastern Standard Time, at the Camino Real Centre, conference room, first floor, 7300 Camino Real Blvd., Suite 402, Boca Raton, Florida 33433.

     The purposes of the meeting are:

     1. To elect a Board of Directors to serve for the ensuing year;

     2. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         Holders of the Company's Common Stock of record at the close of business on March 19, 2004 are entitled to receive notice of and to vote at the meeting.

         The accompanying Information Statement is furnished on behalf of the Board of Directors of the Company, pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (the "Exchange Act"), to provide notice of the Company's Annual Meeting of Stockholders.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                          For the Board of Directors


                                          /s/ Ashley B. Bloom
                                          -------------------------------------
                                              Ashley B. Bloom, Acting President
                                              Acting Chief Executive Officer
April 12, 2004

                            CAPITOL FIRST CORPORATION
                        7100 Camino Real Blvd., Suite 402
                            Boca Raton, Florida 33433


                              INFORMATION STATEMENT
                         Annual Meeting of Shareholders
                                   May 4, 2004

         This Information Statement is being furnished on behalf of the Board of Directors of Capitol First Corporation (the "Company") to provide notice of the Company's Annual Meeting of Stockholders to be held Tuesday, May 4, 2004, at 10:00 a.m. Eastern Standard Time at the Camino Real Centre, conference room, first floor, 7300 Camino Real Blvd., Boca Raton, Florida 33433. This Information Statement is first being mailed or provided to stockholders of the Company on or about April 12, 2004.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         This Information Statement is first being sent or given to stockholders on or about April 14, 2004. The common stock, $0.01 par value (the "Common Stock") of the Company is the only outstanding class of voting securities of the Company. Stockholders of record at the close of business on March 19, 2004, the record date for determining stockholders entitled to notice (the "Record Date"), are the only stockholders entitled to vote at the meeting. As of the record date, there were 27,052,634 shares of Common Stock outstanding and issued and approximately 663 holders of the Common Stock. Each record holder of the Company's Common Stock is entitled to one vote for each share of common stock held.

                               QUORUM FOR MEETING

         The By-Laws of the Company require, for a quorum, the presence at the meeting in person or by proxy, of the holders of a majority of the shares of capital stock of the Company entitled to vote.

         The  shares  owned  by Boca  First  Capital  LLLP,  a  Florida  limited liability limited partnership ("Boca First Capital"), the controlling shareholder of the Company, will be voted for the election of directors recommended by the Board of Directors. The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

               All persons known to us who beneficially own 5% or more of our common stock;
               Each person who served as our chief executive officer in Fiscal 2003 and each of our other four most highly compensated executive officers in Fiscal 2003;
               Each of our directors; and
               All of our directors and officers as a group.

As described in the notes to the table, voting and/or investment power with respect to certain shares of common stock is shared by the named individuals. Consequently, such shares may be shown as beneficially owned by more than one person and are shown as of the fiscal year ended September 30, 2003.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                   Name and
Title of Class     address of                Amount and            Percent of
                   beneficial                nature of bene-       class
                   owner(1)                  ficial owner

Common Stock       Michael G. Todd(2)        16,706,896            66.69%

Common Stock       Howard Bloom(3)           18,116,000            72.32%

Common Stock       Alan Katz (4)             16,200,000            64.67%

Common Stock       Thomas Blake(7)           0                     0%

Common Stock       Raymond Baptista(9)       0                     0%

Common Stock       David Paes(8)             50,000                .002%

Common Stock       Ashley Bloom(5)           16,035,000            64.01%

Common Stock       Leonard Gross(6)          16,000,000            63.87%

Common Stock       Directors and Executive
                   Officers as a Group       19,107,896 shares     76.28%

(1) Unless otherwise indicated, the address of the beneficial owner is 7100 Camino Real Blvd., Suite 402, Boca Raton, Florida 33433.

(2) 506,896 of these shares are owned by Prescott Investments, L.P. Michael G. Todd is the sole managing member of Granite Industries LLC, which is the managing general partner of Prescott LP. Todd was the sole "named executive officer" of the Company, as defined in Item 402(a)(2) of SEC Regulation S-B, until January 14, 2004, when he resigned for personal reasons as president and chief executive officer of the Company. Mr. Todd also has a beneficial interest in 16,000,000 shares owed by Boca First Capital LLLP, the controlling shareholder of the Company. Mr. Todd is a managing member of Addison Capital Group, LLC, a Nevada limited liability company, the general partner of Boca First Capital LLLP. See ITEM 9, "DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS."

(3) 16,000,000 of these shares are owned by Boca First Capital LLLP, the controlling shareholder of the Company of which Howard Bloom has a limited partnership interest. Howard Bloom is a managing member of Addison Capital Group, the general partner of Boca First Capital LLLP. 90,000 shares are owned by Mr. Bloom's spouse and minor child and 2,000,000 are beneficially owned by MB 2002, LLC, a Florida limited liability company which Mr. Bloom and his spouse are the sole managing members.

(4) 16,000,000 of these shares are owned by Boca First Capital LLLP, the controlling shareholder of the Company of which Mr. Katz has a limited partnership interest. Mr. Katz also directly owns 200,000 shares.

(5) 16,000,000 of these shares are owned by Boca First Capital LLLP, the controlling shareholder of the Company of which Highland Investments LLC has a limited partnership interest. Mr. Bloom is the sole member of Highland Investments LLC. Mr. Bloom also directly owns 35,000 shares. As of January 14, 2004, Mr. Bloom is the sole "named executive officer" of the Company, as defined in Item 402(a)(2) of SEC Regulation S-B, when the Board of Directors appointed him acting president and chief executive officer to succeed Mr. Todd.

(6) 16,000,000 of these shares are owned by Boca First Capital LLLP, the controlling shareholder of the Company of which Mr. Gross has a limited partnership interest.

(7) Thomas Blake resigned as director on October 1, 2003. See, DIRECTORS, EXECUTIVE OFFICERS."

(8) David Paes resigned as treasurer and vice president on April 2, 2003. See, "DIRECTORS, EXECUTIVE OFFICERS."

(9) Raymond Baptista resigned as director January 14, 2004, for personal reasons. See, "DIRECTORS, EXECUTIVE OFFICERS."



                              ELECTION OF DIRECTORS

         Three (3) directors are to be elected to hold office for one year or until their successors are elected and qualified. The Company has been informed that Boca First Capital intends to nominate and cast its votes for the persons named below. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting is required to elect a director.

         As of March 19, 2004, Boca First Capital is the beneficial owners of approximately 16,000,000 shares or 59% of the Common Stock of the Company, and as such can elect the three Directors named below to the Company's Board of Directors at the stockholders annual meeting.

         Brief biographies of the nominees for the Board of Directors of the Company, setting forth the nominees ages as of March 19, 2004, an account of their business experience and other information appear below. All such nominees are members of the present Board of Directors.

As of the Record Date our officers, directors and nominees were as follows:


                                    DIRECTORS


Name               Age    Position             Election Director Term
---------------    ---    --------             -------- --------------

Michael G. Todd    54     Chairman             7/95     Until successor elected

Ashley Bloom       30     Acting President     7/02     Until successor elected
                          Treasurer, Asst.
                          Secretary

Donald R. LeGault  64     Director             10/03    Until successor elected

Michael G. Todd 55. Mr. Todd has served as a Director of the Company since 1995. He served as president of the Company until January 14, 2004, when he resigned for personal reasons. He is also the sole Director and President of the Company's wholly-owned subsidiary, Capitol Development of Arkansas, Inc. Mr. Todd has extensive experience in the banking industry, having been the President and Chief Executive Officer of two Southern California banks, Orange City Bank and Bay Cities National Bank. Mr. Todd is a limited partner of Boca First Capital, the controlling shareholder of the Company, and a managing member of Addison Capital Group LLC ("Addison"), the general partner of Boca First Capital.

ASHLEY B. BLOOM. 30. Director, Acting President, Acting Chief Executive Officer, Treasurer and Assistant Secretary. Mr. Bloom is a certified public accountant and a licensed mortgage broker in the state of Florida. Mr. Bloom's experience includes working with Coopers & Lybrand LLP in the Litigation Consulting and Corporate Finance department and in the real estate development industry since 1998. Mr. Bloom has been involved in developing various real estate projects over the last five years in excess of $50,000,000 in Florida through development and/or ownership interest. He has extensive experience in negotiating the acquisition and development of projects, through site planning, pro forma and cash flow analysis, financing, operational management to sales and marketing programs. Mr. Bloom was appointed by the Board of Directors on January 14, 2004, as director to succeed Mr. Baptista, who resigned on January 14, 2004, for personal reasons.

DONALD R. LE GAULT. Director. Mr. LeGault was appointed by the Board of Directors on October 15, 2003 to succeed Thomas Blake, who resigned for personal reasons. Mr. LeGault has extensive experience in real estate investment and development and is currently the owner of Sell America Realty Corporation, a real estate brokerage firm specializing in commercial properties, primarily in South Florida. He also is the current president of the South Florida Real Estate Exchangors, as well as chairman of the Florida Real Estate Marketing Association.


                       FISCAL 2003 DIRECTORS AND OFFICERS
                               NOT INCLUDED ABOVE

Name               Age      Position             Election          Term
----------------   ---      --------             --------          -------

Thomas Blake       69       Director             3/97              10/1/03


Raymond Baptista   61       Director             5/01              1/14/04

Michael G. Todd    55       President            7/95              1/14/04

David R. Paes      48       Vice President,      7/95              4/03
                            Treasurer and
                            Assistant Secretary


                               EXECUTIVE OFFICERS

          The By-Laws of the Company provide for the election of executive officers annually at the meeting of the Board of Directors following the annual meeting of stockholders. Executive officers serve until their successors are chosen and qualified or until their death, resignation or removal.

         Brief statements setting forth the age, as of the date of this Information Statement, the offices held and the business experience during the past five years of each executive officer appearing below.

Ashley Bloom 30: Acting President, Treasurer and Assistant Secretary. Mr. Bloom is a certified public accountant and has been involved in real estate development since 1998, primarily in South Florida. Prior to developing real estate, Mr. Bloom was an associate in the South Florida Financial Advisory Services of Coopers & Lybrand LLP, with a focus on litigation consulting and corporate finance, including cash flow budgeting, financial modeling, economic analysis and financial due diligence. Mr. Bloom is the son of Howard Bloom, a limited partner of Boca First, the controlling shareholder of the Company. Mr. Bloom was appointed Treasurer by the Board on March 31, 2003, subsequent to the resignation of David Paes as Treasurer of the Company and appointed acting president of the Company on January 14, 2004.

                                VOTING PROCEDURE

With respect to the election of directors, the persons receiving a majority of the votes cast by the shares entitled to vote for the position being filled shall be elected. On any other item that should come before the meeting, the matter shall be decided by a majority of the votes cast by the shares entitled to vote at the meeting.

In advance of the meeting, we will appoint one inspector to act at the meeting or any adjournment thereof. In case the person appointed as inspector fails to appear or act, the vacancy may be filled at the meeting by the person presiding. The inspector shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity, and shall receive votes, ballots and consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On the request of the person presiding at the meeting, the inspector shall make a report in writing of any challenge, question or matter to be determined by him and execute a certificate of any fact found by him.

                         DISSENTERS' RIGHT OF APPRAISAL

We do not anticipate that any matter will be acted upon at the meeting that would give rise to rights of appraisal or similar rights of dissenters.


                              RELATED TRANSACTIONS

Services Provided by Affiliated Companies

         The Company has paid fees or expects to pay fees to certain affiliated companies for various types of services for the fiscal year ended September 30, 2003. These arrangements are summarized below.

         MAUMELLE ENTERPRISES, INC. AGREEMENT. The Company had an oral agreement with Maumelle Enterprises, Inc. ("Maumelle Enterprises") to provide management and administrative services for the Maumelle Property. As of March 31, 2003, the Company decided to directly manage the Maumelle Property and ceased doing business with Maumelle Enterprises. David Paes and Mary Peyton each own 50% of the outstanding shares of Maumelle Enterprises. David Paes was an officer of the Company until April 2003. The Company had paid Maumelle Enterprises $29,897, as September 30, 2003 and as the date of this Report.

         SUBLEASING OF OFFICE SPACE. The Company subleased its Boca Raton office from B&G Acceptance Corp., a Florida corporation controlled by a beneficial owner of Boca First. The Company paid $72,000 for the office space and a total of $34,151.21 in expenses, as of September 30, 2003.

         Subsequent to the fiscal year-end, the Company moved its principal place of business to its own offices located in Boca Raton. The Company has a 31 month lease for 2,200 square feet at approximately $4,000 per month, including CAM.

         PRIME REALTY & INVESTMENTS INC. ("Prime") is a real estate brokerage firm beneficially owned by Howard Bloom, a controlling shareholder of the Company through his beneficial interest in Boca First and the father of the acting president and treasurer of the Company. Prime may receive commissions derived from transactions dealing with the Company, either directly or paid by the borrower. Commissions paid to Prime are based on standard industry fees and/or paid by the borrower to a transaction with the Company. Prime did not receive any commissions from the Company during fiscal year 2003.

         HIGHLAND MORTGAGE & FINANCE CO., ("Highland Mortgage"), is a mortgage brokerage firm owned and controlled by Ashley Bloom, the Company's acting president and treasurer and a beneficial owner of the Company. Highland Investment may receive mortgage broker fees derived from transactions dealing with the Company directly or paid by the borrower. Commissions paid to Highland Mortgage are based on standard industry fee and/or are paid by the borrower to a transaction with the Company. Highland Mortgage did not receive any commissions from the Company during fiscal year 2003.

                         BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, as well as beneficial owners of more than 10 percent of any class of securities which is registered under the Exchange Act to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required to furnish the Company with copies of all reports filed with the SEC. Based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended September 30, 2003, all beneficial ownership reports required to be filed pursuant to Section 16(a) by directors, officers and beneficial owners of 10% of the Company's outstanding Common Stock have been filed.

                        DIRECTOR MEETINGS AND COMMITTEES

         The Board of Directors held two (2) meetings or meetings by teleconference during the fiscal year ended September 30, 2003. All Directors attended or participated by teleconference at least eighty percent of the meetings. All of the directors, except for Thomas Blake attended, in person or by telephone, the annual shareholders meeting for fiscal 2002.

We have no formal process of collecting and organizing security holders communications at the present time. However, any shareholders communications directed to a board member or to the board of directors is forwarded to that member or to the board of directors, by management.

Audit Committee Process

At the present time we do not have an Audit Committee or similar committee. The board of directors is presently providing the functions of an audit committee. The board of directors has approved an Audit Committee Charter, which is attached in the appendix to this Report. We are actively seeking independent audit committee financial expert candidates to establish an audit committee. We anticipate completing this process on or before the date the new rules become effective for us. Until that Committee is established each of our directors continues to participate in the review of our consolidated financial statements, and performing other functions of an audit committee.

Compensation Committee

At the present time we do not have a compensation committee. The board of directors presently provides the functions of a compensation committee. We have not deemed it efficient to have such a committee since the Company presently has only one full-time management employee. The board of directors has approved a Compensation Committee Charter, which is attached in the appendix to this Report. We are actively seeking independent compensation committee candidates to establish a compensation committee. We anticipate completing this process on or before the date the new rules become effective for us. Until that Committee is established each of our directors continues to participate in the review of management compensation, and performing other functions of a compensation committee.

Director Nomination Process

At the present time we do not have a separate nominating committee. The board of directors presently provides the functions of a nominating committee. The board of directors has approved a Nominating and Corporate Governance Committee Charter, which is attached in the appendix to this Report. We anticipate establishing a Nominating Committee on or before the date the new rules become effective for us. Until that Committee is established each of our directors continues to participate in the consideration of director nominees.



                 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFERS

         The following table sets forth certain information with respect to the compensation that was paid for the fiscal year ended September 30, 2003, to the Company's executive officers.

         The following table sets forth the aggregate compensation paid by the Company for services rendered during the period indicated:


                           SUMMARY COMPENSATION TABLE

                                                      LONG-TERM COMPENSATION

      ANNUAL COMPENSATION                           AWARDS              PAYOUTS

(a)        (b)      (c)        (d)     (e)          (f)           (g)        (h)     (i)

Name &     Year     Salary     Bonus   Other        Res-          Securi-            All
Prin-      or         ($)       ($)    Annual       tric-         ties       Pay-    Other
cipal      Period                      Compen-      ted           Under-     outs    Compen-
Position   Ended                       sation       Stock         Lying      LTIP    sation
                                                                  Options/
                                                                  SARs
Michael    9/30/03  $0           0       0           0               0         0       0
Todd,
Chairman/
President


(1) Michael G. Todd was employed as President and Chief Executive Officer of the
Company since November 1994 until January 14, 2004, when he resigned for personal reasons. During fiscal year ended 2003, Mr. Todd agreed to forego all salary since the Company was not in a financial position to pay such expenses.

                      EQUITY COMPENSATION PLAN INFORMATION

Plan                No. of Securities      Weighted-average          No. of securities re-
Category            to be issued upon      exercise price of         maining available
                    exercise of out-       outstanding options,      for future issuance under
                    standing options,      warrants & rights         equity compensation plan
                    warrants & rights                                (excluding securities
                                                                     reflected in column
                            (a) (1)               (b)(2)                    (c))
Non-Qualified
Employee Incent-
i ve Stock Plan           3,000,000                 N/A                     525,000
Approved by
Security Holders(3)

Number of securities
issued under the plan       200,000                 $.07                    325,000

No. issued as of
Date of this Report (4)       25,000                $.075                   300,000
Subsequent to 2003

Total                      3,000,000                N/A                     300,000


(1) Column (a) represents stock options granted under the February 20, 2002, Employee Stock Plan ("Employee Plan"), authorized by the Board of Directors and approved by a majority of security holders.

(2) Determined at the date of option based on the average of the high and low prices of the Common Shares for the last five days prior to the date of the option grant, as reported by the National Quotation Bureau, Inc. ("NQB").

(3) The Employee Plan was voted and approved by a majority of shareholders on February 20, 2002.

(4) Subsequent to the Company's fiscal year-ended September 30, 2003, the Company issued options to purchase 15,000 shares of common stock at an exercise price of $0.075 per share to three of its employees. The Company also issued an option to purchase 10,000 shares of common stock to Raymond Baptista, director of the Company, until January 18, 2004, at an exercise price of $0.075 per share.

Non-Qualified Employee Incentive Stock Plan

         The Company registered 3,000,000 shares of common stock par value $0.01, filed on Form S-8 with the Securities and Exchange Commissions on March 6, 2002. The shares of common stock are to be offered or sold pursuant to the Employee Stock Plan, dated February 20, 2002 authorized by the board and directors and approved by a majority of security holders. The options granted under the Employee Plan must be exercised no later than 10 years from the option date and the exercise price must be fair market value or greater, as determined on the option grant date.

DIRECTOR COMPENSATION

         For the fiscal year ended September 30, 2003, outside directors were not compensated for their services. Commencing in January 2004, outside directors will receive $300 per month. Subsequent to the fiscal year ended 2003, the board of directors voted to issue 60,000 shares of restricted common stock, par value $0.01, to independent director, Donald LeGault, as additional compensation for serving as director of the Company.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Berkovits, Lago & Company, LLP, certified public accountants, as its auditors for the fiscal year ended September 30, 2004. Representatives of Berkovits, Lago & Company, LLP will be present as the Annual Meeting of Shareholders with the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.


The accounting firm of Baum & Company, P.A., served as the independent auditors of the Company for the fiscal year ended September 30, 2003, and for the previous fiscal year ended September 30, 2002. In January, 2004, the Board of Directors determined it was in the best interest of the Company to appoint a firm with additional experience in the real estate development and financial lending industries as the Company's independent auditors for the fiscal year ending September 30, 2004. The accounting firm of Baum & Company has informed the Company that it will not have representatives at the Company's Annual Meeting.

Audit Fees

         The Company's outside auditors billed an aggregate of $29,150 for professional services rendered for the audit of the Company's annual financial statements for the year ended September 30, 2003, and $27,500 for fiscal year ended September 30, 2002. This category includes fees for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly statements on Form 10-QSB for that year.

Audit-Related Fees

Fiscal 2003 - None
Fiscal 2002 - None

This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not included in Audit Fees, above.

Tax Fees

Fiscal 2003 - Approximately $4,600
Fiscal 2002 - $2,950

This category includes fees for professional services that are rendered for tax compliance, tax advice and tax planning. The nature of the services comprised of tax preparation.

All Other Fees

There were no other fees for products and services that are not disclosed in the previous categories.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         None.


                                 ALL OTHER FEES

         No other fees were billed to the Company by its principal accountant, other than audit fees discussed above, "AUDIT FEES."

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder at the Company's 2004 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by December 15, 2004 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to the meeting.

                              AVAILABLE INFORMATION

We file annual, quarterly and special reports, information statements and other information with the SEC. Our SEC filings are available to the public over the internet at the SEC's web site at http://www.sec.gov . You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

                                         By Order of the Board of Directors



April 12, 2004                           /s/ Ashley B. Bloom
                                             ---------------
                                             Ashley B. Bloom, Acting President &
                                             Acting Chief Executive Officer

EXHIBITS

         Exhibit 14, "Code of Ethics"

APPENDIX

         Exhibit A, "Audit Committee Charter"
         Exhibit B, "Nominating Committee Charter"
         Exhibit C, "Compensation Committee Charter"

EXHIBIT 14
----------


                    CAPITOL FIRST CORPORATION CODE OF ETHICS


INTRODUCTION

The Board of Directors and management of Capitol First Corporation, and its subsidiaries (collectively referred to as the "Company") want to establish the highest standards of integrity, fairness and ethical business conduct for the Company. All directors, officers and employees are expected to adhere to this Code of Ethical Conduct and all of the Company's other ethics policies at all times.

EXPECTATIONS

The Company expects all directors, officers and employees to:

o Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

o Refrain from making false or misleading statements in Securities and Exchange Commission filings and related communications or to the Company's Audit Committee or independent auditors.

o Adhere to the spirit as well as the letter of all laws, rules, and regulations of federal, state, and local governments and other private and public regulatory agencies, applicable to the Company.

o Respect the confidentiality of information acquired in the course of employment or while serving on the Board of Directors, except when authorized or otherwise legally obligated to disclose such information.

o Use Company assets and resources employed or entrusted in a responsible manner.

ADDITIONAL EXPECTATIONS FOR SENIOR FINANCIAL OFFICERS

Senior Financial Officers of the Company performing accounting, audit, legal, financial management, and similar functions hold an important and elevated role in corporate governance. These individuals are key members of the Company's management team, who are uniquely capable and empowered to ensure that the interests of shareholders, employees, business partners, and citizens of the communities in which the Company operates are appropriately balanced, protected, and preserved. Senior Financial Officers are required to:

o Act in good faith, responsibly, and with due care and diligence, without misrepresenting or omitting material facts or allowing independent judgment to be compromised.

o Refrain from making false or artificial entries in the Company's books or records.

o Proactively promote ethical and honest behavior throughout the workforce.

In addition, Senior Financial Officers are obligated to promptly bring to the attention of the Company's Audit Committee of the Board of Directors information concerning:

o Any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize or report on financial data.

o Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

o Any material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business or any violation of this Code of Ethical Conduct.

ENFORCEMENT MECHANISMS

The Audit Committee has established procedures for the receipt, treatment and retention of concerns related to accounting issues, internal controls, auditing matters and ethics violations. The Company has put in place various systems to help ensure that senior management and the Audit Committee become aware of, and are able to take prompt action against questionable behavior. These systems include, but are not limited to:

o A system and set of financial and disclosure controls and procedures to help ensure that the Company's financial information is complete and accurate, as well as to ensure that full and fair disclosures concerning the Company and its activities are promptly and accurately made. On a quarterly basis each officer or department head, as well as various financial and accounting personnel, are required to submit an internal certification of compliance with these procedures to the Company's Compliance Officer, which includes certification of compliance with this Code of Ethical Conduct.

The reporting of questionable behavior is protected and expressly encouraged. Violations to this policy will be subject to appropriate disciplinary action, including dismissal from the Company and prosecution under applicable law.

Waivers to this Code of Ethical Conduct for directors, executive officers, and Senior Financial Officers can only be granted by the Board of Directors. Any waivers granted must be promptly disclosed through a filing with the Securities and Exchange Commission on Form 8-K and in no case later than the next periodic report. It is the Board of Director's stated intention not to approve any waiver to this policy. Changes to this policy must be approved by the Board of Directors.

EXHIBIT A


                      AUDIT COMMITTEE OF BOARD OF DIRECTORS

                     AUDIT AND COMPLIANCE COMMITTEE CHARTER


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Company ("the Company"), wiI1 have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of one or more directors as determined by the Board. The members of the Committee will be elected annually by the Board of Directors and will be listed in the annual report to shareholders. The Chairman of the Board of Directors will appoint a Chairperson of the Committee. All members of the Committee shall meet the independence requirements specified by the Securities and Exchange Commission and the requirements of Nasdaq. Each Committee member shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the Committee shall have accounting or related financial management expertise.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission, (ii) the system of internal controls that management implements (iii) the internal and external audit process and (iv) to assist the Board in fulfilling its oversight responsibilities. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority, in its discretion to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. It also has the authority, in its discretion, to retain, at the Company's expense, special legal, accounting or other consultants or experts to advise the Committee. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least one time annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The presence of a majority of Committee members at any meeting shall constitute a quorum. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least once each year and at other times when considered appropriate. The Committee may request that members of management and/or the Company's Independent Auditor be present at any Committee meeting as needed. Minutes of each meeting will be kept and distributed to the entire Board.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Securities and Exchange Commission and Nasdaq Audit Committee Requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the Company's need for an internal audit department on an annual basis and establish such a department if deemed necessary. When an internal audit department is established, the Audit Committee will review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an exploration from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants' should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management and the independent accountants the following:

     a. The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

     b. Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     c. Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     d. Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments. If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

9. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management and independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13. When an internal audit department is established, review the appointment and replacement of the senior internal audit executive.

14. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. Review the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial reports to the public.

17.  Review  the  independence   and  performance  of  the  Company's   external
independent auditor ("Independent Auditor").

18. Review the Company's compliance with legal and regulatory requirements.

GENERAL PRINCIPLES AS TO INDEPENDENT AUDITOR

1. The Committee adopts the following principles with respect to the Company's Independent Auditor:

     a. The Committee shall recommend to the Board the appointment of the Independent Auditor which is ultimately accountable to the Board and the Committee.

     b. The Committee shall evaluate the performance of the Independent Auditor and, if so determined by the Committee, recommend that the Board replace the Independent Auditor. The evaluation shall include the quality control procedures and the experience and qualifications of senior members of the Independent Auditor.

     c. The Committee shall review and approve the scope of the audit and the audit fees to be paid to the Independent Auditor, as well as any significant variations to the original scope and the associated fees.

     d. If the Company's independent Auditor identifies a significant problem which is not being adequately addressed by management, it should be communicated immediately to the Committee by the Independent Auditor.

2. The Committee shall undertake the following with respect to the Independent Auditor's independence:

     a. Ensure that the Independent Auditor submits annually, a formal written statement including the written disclosures required by Independence
     Standards Board Standard No. 1 delineating all relationships between the Independent Auditor and the Company, including whether any of the Company's senior finance personnel were recently employed by the Independent Auditor.

     b. Review any disclosed relationship, or services that may impact the objectivity and independence of the Independent Auditor.

     c. Take appropriate action in response to the Independent Auditor's report to satisfy itself of the Independent Auditor's independence.

     d. Review and approve any services and the fees associated with such services provided by the Independent Auditor.

PRIMARY RESPONSIBILITIES-AUDIT

AUDITS

1. The Committee shall review and discuss with management the audited financial statements of the Company and the results of the year-end audit by the Company's Independent Auditor.

2. The Committee shall discuss with the Independent Auditor the matters the Independent Auditor determines are required to be discussed by Statement on Auditing Standards No. 61 as amended by SAS 90.

3. The Committee shall discuss with management and the Independent Auditor alternative accounting methods that may be acceptable under GAAP. In addition, the Committee shall also discuss with management and the Company's Independent Auditor the effect of regulatory and accounting initiatives and any off-balance sheet structures.

4. The Committee shall discuss with management the Company's compliance with applicable legal requirements and the Company's Code of Conduct including disclosures of insider and related party transactions and the Committee shall ask the Independent Auditor to comment on these matters as appropriate.

5. The Committee shall review with management and the Independent Auditor any non-routine correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

6. Based on the review and discussions with management and the Independent Auditor, the Committee will advise the Board of Directors whether it recommends that the audited financial statements properly reflect the company's financial position and results of operations and should be included in the Company's annual report on Form l0-KSB (or incorporated from the Annual Report to Shareowners).

7. The Committee or the Chairman of the Committee shall discuss with management and the Company's Independent Auditor the matters the Independent Auditor determines are required to be discussed by Statement on Auditing Standards No. 71 regarding the interim quarterly financial statements prior to filing the Form 10-QSB with the Securities and Exchange Commission.

INTERNAL CONTROLS

1. The Committee shall discuss with management and the Independent Auditor:

     a. The adequacy of the Company's internal accounting controls and the financial reporting process.

     b. The status of internal control recommendations made by the Independent Auditor and Internal Auditing.

2. The Committee shall determine the need to establish an Internal Audit department and, if such department has been established, shall discuss the overall scope and plans for their internal audits, including the adequacy of staffing, and coordination of the scope with the Independent Auditor.

3. The Committee shall periodically receive reports from and discuss with the Company's President and outside counsel the adequacy of the policies and practices of the Company related to compliance with key regulatory requirements, conflicts of interest and ethical conduct, including any potential or actual conflicts of interest involving directors or officers of the Company.

OTHER

1. The Committee shall review with the Company's Counsel any material government investigations, litigation or legal matters.

2. The Committee shall review the appointment and replacement of the Company's senior internal auditing executive.

This Charter may be modified or amended from time to time, as the Committee and Board of Directors deem necessary or appropriate.

EXHIBIT B

                            CAPITOL FIRST CORPORATION
                       NOMINATING AND CORPORATE GOVERNANCE
                                COMMITTEE CHARTER


Purpose:
--------
The Nominating and Corporate Governance Committee (the "Committee") is responsible for developing and implementing policies and procedures that are intended to constitute and organize appropriately the Board of Directors to meet its fiduciary obligations to Capitol First Corporation (the "Company") and its shareholders on an on-going basis.

Composition:
------------
The Committee shall be comprised of at least one member, each of whom shall meet the independence requirement of Nasdaq Stock Market, Inc., and qualify as an outside director and as a "non-employee director" under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended. Members of the Committee and a Chair of the Committee shall be appointed and may be removed by the Board of Directors. The Board of Directors shall have the sole discretion to increase the number of members as it determines and to appoint new member or members in the event of a vacancy on the Committee.

Meetings:
---------
The Committee shall meet at least once each fiscal year, and may hold additional meetings in person or telephonically as often as may be necessary or appropriate, in the discretion of the Chair of the Committee. Prior to each meeting the Chair of the Committee will circulate or discuss the agenda for the meeting with each member of the Committee.

Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Chair of the Committee may also request that members of management, legal counsel, or other advisors attend the meetings of the Committee.

Minutes of each meeting shall be prepared under the direction of the Chair of the Committee and circulated to each member of the Committee for review and approval and then circulated to the directors who are not members of the Committee.

Committee Authority and Responsibilities:
-----------------------------------------
The specific authority and responsibilities of the Committee shall include, but are not limited to, the following:

    1. Authority to retain, based on budget(s) submitted and approved by the entire board of directors, at the Company's expense, and terminate any search firm or firms to be used to identify director candidates and authority to approve any such firm's fees and other retention terms.

    2. Retain, at Company's expense, legal counsel, accounting or other advisors as appropriate to assist in the performance of its duties hereunder, and approve the fees and other retention terms of such advisors, based on budget(s) submitted and approved by the entire board of directors.

    3. Form and delegate responsibilities to subcommittees of the Committee, as may be necessary or appropriate.

    4. Determine the skills and qualifications required of directors and develop criteria to be considered in selecting potential candidates for Board membership.

    5.  Identify and screen candidates for future Board membership.

    6. Annually evaluate candidates to be nominated to serve on the Board of Directors and recommend the slate to stand for election at the annual meeting of shareholders. In addition, the Committee shall recommend candidates to fill vacancies or new positions on the Board of Directors, as necessary or advisable. The full Board of Directors shall approve nominees to stand for election at the annual meeting of the shareholders and all new members of the Board of Directors; provided, that all such nominees and new members must be approved by the Committee. Invitations to join the Board of Directors shall be extended by the Chairman of the Board of Directors and the Chair of the Committee.

    7. Consider any nominations of director candidates validly made by the shareholders in accordance with applicable law, rule or regulation.

    8. Annually recommend to the Board of Directors for approval the appointment of directors to Board committees and the selection of a chairperson for each Board committee. Review and make recommendations to the Board concerning any removal of committee members.

    9. Annually recommend to the other non-employee directors for their selection the non-employee director who will preside at all meetings of the non-employee directors for the next year and until his or successor is duly selected.

    10. Recommend to the full Board of Directors a rotation policy for directors with respect to service on the various committees of the Board to ensure diversity of Board membership experience and exposure to the various affairs of the Company, when appropriate. Any such rotation policy shall be subject to approval by the full Board.

    11. Periodically review the Company's Corporate Governance Code of Ethics in light of changing conditions, regulations, and shareholders' interest and make recommendations to the full Board of Directors regarding appropriate modifications.

    12. Periodically evaluate the overall effectiveness of the organization of the Board, including the effectiveness of the committees and report such findings to the full Board of Director.

    13. Periodically review the type and amount of Board compensation for non-employee directors and committee members and make recommendations to the full Board of Directors regarding such compensation. Review and approve disclosures regarding directors' compensation required by the Securities and Exchange Commission and other government agencies and listing markets.

    14. Adopt and implement a policy or policies, as appropriate, governing service by members of the Board of Directors and officers of the Company on serving on the boards of other companies, charities and institutions.

    15. Together with the Chair of the Compensation Committee, meet annually to review the performance of the president, chief executive officer and chief financial officer to review their performance and meet with each such officer to share the findings of such review.

    16. Review and assess the adequacy of this Charter  annually,  or more often
        as  circumstances   dictate,   and  update  or  revise  the  Charter  as
        appropriate.

This Charter may be modified or amended from time to time, as the Committee and Board of Directors deem necessary or appropriate.






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


EXHIBIT C

                            CAPITOL FIRST CORPORATION
                             COMPENSATION COMMITTEE
                                     CHARTER

Purpose:
--------
The Compensation Committee (the "Committee") is responsible for working with management to establish appropriate compensation guidelines and practices for Capitol First Corporation (the "Company") and determining compensation and other benefits for officers of the Company holding positions of vice president and above ("Senior Executive Officers"). In addition, the Committee is responsible for overseeing the development and implementation of management development plans and planning practices to ensure the Company has sufficient management to support continued growth to meet its long-term strategies, even in the event that one or more members of senior management retires or otherwise leave the Company.

Composition:
------------
The Committee shall be comprised of at least one member, each of whom shall meet the independence requirement of Nasdaq Stock Market, Inc., and qualify as an outside director and as a "non-employee director" under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended. Members of the Committee and a Chair of the Committee shall be appointed and may be removed by the Board of Directors. The Board of Directors shall have the sole discretion to increase the number of members as it determines and to appoint new member or members in the event of a vacancy on the Committee.

Meetings:
---------
The Committee shall meet at least once each fiscal year, and may hold additional meetings in person or telephonically as often as may be necessary or appropriate, in the discretion of the Chair of the Committee. Prior to each meeting the Chair of the Committee will circulate or discuss the agenda for the meeting with each member of the Committee.

Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Chair of the Committee may also request that members of management, legal counsel, or other advisors attend the meetings of the Committee.

Minutes of each meeting shall be prepared under the direction of the Chair of the Committee and circulated to each member of the Committee for review and approval and then circulated to the directors who are not members of the Committee.

Committee Authority and Responsibilities:
-----------------------------------------
The specific authority and responsibilities of the Committee shall include, but are not limited to, the following:

    1. At the Committee's sole discretion, retain a compensation consultant and set appropriate compensation levels and policies and approve such consultant's or firm's fees and other retention terms. The Committee's authority to retain one or more compensation consultants shall not be deemed to restrict management's authority to retain consultants or advisors as needed or appropriate. The maximum allowable expense in any fiscal year for outside compensation consultants is set at $10,000.

    2. Form and delegate responsibilities to subcommittees of the Committee, as may be necessary or appropriate.

    3. Conduct an annual review of and recommend the Company's compensation packages for Senior Executive Officers of the Company, including the president, chief executive officer and chief financial officer. In connection therewith, the Committee shall review and recommend (a) the annual base salary level, (b) the annual cash bonus, if any, and (c) the long-term incentive program for Senior Executive Officers. The Committee's recommendations shall be reviewed and approved by the non-employee members of the Board of Directors.


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


    4. Annually recommend the objective performance measures and targets for executive officers participating in any Executive Bonus Plan for final approval by non-employee Directors and for certifying the performance of any such executive officers at the end of each fiscal year.

    5. Annually review the performance of the Company's Senior Executive Officers and the succession plans for each such officer's position.

    6. Conduct an annual review of and approve the Company's management development and succession planning practices and strategies.

    7. Review and recommend employment terms and agreements for new Senior Executive Officers, any severance arrangements for Senior Executive Officers, and any change of control, indemnification or other employment compensation-related agreements to be entered into with Senior Executive Officers. The Committee's recommendations shall be reviewed and approved by the non-employee members of the Board of Directors.

    8. Review and administer any Company stock purchase and stock option plans, Executive Management Bonus Plan or Deferred Stock Plan. The Committee's recommendations to approve or modify these plans shall be reviewed and approved by the non-employee members of the Board of Directors.

    9.  Review  and  approve  the   Committee's   report   regarding   executive
        compensation and other compensation information that is required in the Company's Proxy Statement for its annual meeting with shareholders.

    10. Periodically review other human resources programs and initiatives.

    11. Review and assess the adequacy of this Charter  annually,  or more often
        as  circumstances   dictate,   and  update  or  revise  the  Charter  as
        appropriate.

This Charter may be modified or amended from time to time, as the Committee and Board of Directors deem necessary or appropriate.






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